                                                            Exhibit 99.1

FOR IMMEDIATE RELEASE
JANUARY 27, 2000

          NBC INTERNET REPORTS FOURTH QUARTER AND 1999 FISCAL YEAR-END
                                FINANCIAL RESULTS

          QUARTERLY PRO FORMA REVENUE GROWTH MARKS 163 PERCENT INCREASE
                           OVER SAME PERIOD LAST YEAR

(SAN FRANCISCO, CA) - NBC Internet, Inc. (Nasdaq: NBCI), a branded global integrated media company, today announced its financial results for the fourth quarter ended December 31, 1999. NBC Internet, Inc. (NBCi) reported pro forma revenues totaling $27.3 million for the fourth quarter ended December 31, 1999, an increase of 163 percent over pro forma revenues of $10.4 million for the fourth quarter of 1998.

Pro forma revenues represent the combination of XOOM.com, SNAP.com and the NBC Multimedia Division (which consists of NBC.com, NBC Interactive Neighborhood and VideoSeeker), as if they had been combined at the beginning of each period. Pro forma revenues, which are not presented on a basis consistent with generally accepted accounting principles ("GAAP"), exclude certain non-recurring revenues earned from equity instruments by the NBC Multimedia Division, as well as revenues earned by companies purchased by XOOM.com prior to their acquisition dates. Pro forma revenues have been provided for illustrative purposes only.

For the quarter, NBCi reported pro forma net loss of $51.2 million, or $1.64 per share. This compares to a pro forma net loss of $24.6 million or $1.21 per share reported in the same period of the previous year. Pro forma net loss excludes the effects of acquisition-related amortization of intangible assets, purchased in-process research and development charges, and one-time non-recurring charges incurred in connection with the NBCi merger, which closed on November 30, 1999.

In addition, NBCi reported annual pro forma revenues of $74.0 million for 1999, an increase of 234 percent over annual pro forma revenues of $22.1 million for 1998. NBCi reported a pro forma net loss for 1999 of $124.0 million, or $6.08 per diluted share, as compared to a pro forma net loss of $55.6 million, or $5.30 per diluted share for 1998.

On a basis consistent with GAAP, revenues earned by Snap.com and the NBC Multimedia Division prior to the NBCi merger are excluded from total revenues reported by NBCi. NBCi reported GAAP revenues of $15.7 million for the fourth quarter of 1999, an increase of 354 percent over revenues of $3.5 million for the fourth quarter of 1998.

GAAP net loss, which includes the effects of acquisition-related amortization of intangible assets, purchased in-process research and development charges, and one-time non-recurring charges incurred in connection with the NBCi merger for the fourth quarter ended December 31, 1999 was $68.2 million, or $2.18 per share. This compares to a net loss of $4.4 million, or $0.44 per share, reported in the same period of the previous year.

In addition, NBCi reported GAAP annual revenues of $35.6 million for 1999, an increase of 329 percent over annual revenues of $8.3 million for 1998, and a GAAP net loss for 1999 of $86.8 million, or $4.26 per diluted share, as compared to a net loss of $10.8 million, or $1.37 per diluted share for 1998.

These results are preliminary, are subject to the completion of an audit of NBCi's December 31, 1999 financial statements and are not necessarily indicative of the results to be expected for future periods.

To hear comments on NBCi's fourth quarter and year-end financial results from NBCi's CEO Chris Kitze; CFO and EVP, Finance John Harbottle; and President and COO Edmond Sanctis, please visit NBCi's corporate Web site at HTTP://WWW.NBCI.COM and click on "Investor Relations." A listen-only link to the earnings call will appear on the top of the page.

ABOUT NBC INTERNET, INC. (NBCI)

NBC Internet, Inc. (NBCi), a branded global integrated media company, commenced operations in November 1999. NBCi integrates major media platforms, including Internet, broadcast and cable television and radio, to deliver powerful ways for partners to connect with users and customers. NBCi's flagship Web site, Snap (www.snap.com), provides a comprehensive online experience to users worldwide via Internet search & directory, community, shopping, e-commerce, multimedia and entertainment services across all bandwidths.

NBCi was created through the combination of Snap, XOOM.com, NBC.com, NBC Interactive Neighborhood, VideoSeeker and a 10 percent equity stake in CNBC.com. NBC Internet publicly trades under the ticker symbol NBCI on the Nasdaq Stock Market-Registered Trademark-. NBC, a subsidiary of General Electric (NYSE: GE), holds a 47 percent ownership stake in NBCi and brings to the venture the storied heritage of 70 years of branded media and technology innovations. NBCi is headquartered in San Francisco and has offices in New York City, Los Angeles, Chicago and Paris, France. For more information about NBCi and its constituent Internet services, please see the NBCi corporate Web site at WWW.NBCI.COM.

THIS PRESS RELEASE CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING. THESE STATEMENTS ARE BASED ON NBCI'S EXPECTATIONS OF ITS FUTURE RESULTS AS OF THE DATE OF THIS PRESS RELEASE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED BECAUSE OF A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE LISTED FROM TIME TO TIME IN NBC INTERNET INC.'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO XOOM.COM, INC.'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998; XOOM.COM'S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 1999, JUNE 30, 1999 AND SEPTEMBER 30, 1999; THE REGISTRATION STATEMENTS ON FORM S-4 AND FORM S-1 FILED BY NBC INTERNET, INC., AS AMENDED. IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS TO DIFFER MATERIALLY FROM THOSE IN ANY SUCH FORWARD-LOOKING STATEMENTS INCLUDE: NBCI'S LIMITED OPERATING HISTORY; UNPREDICTABILITY OF ITS QUARTER-TO-QUARTER RESULTS; ITS UNPROVEN BUSINESS MODEL AND DEPENDENCE ON MEMBERS; RISKS ASSOCIATED WITH ITS INTERNATIONAL OPERATIONS; ITS RELIANCE ON A NETWORK INFRASTRUCTURE; ITS DEPENDENCE ON VENDORS AND SUPPLIERS; MANAGEMENT OF ITS GROWTH AND EXPANSION; RISKS ASSOCIATED WITH BRAND DEVELOPMENT; ITS RELIANCE ON ADVERTISING REVENUE; INTENSE COMPETITION WITH OTHER WEB COMMUNITIES AND BUSINESSES; THE RISKS OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS; RISKS ASSOCIATED WITH ACQUISITIONS; AND RELIANCE ON STRATEGIC RELATIONSHIPS.

================================================================================

CONTACTS:

Investor Relations Contact:
Roger Maes, NBCi Corporate Communications, 415/288-2568, roger@nbci.com

Media Contact:
Robert Silverman, NBCi Corporate Communications, 212/664-2756, robert.silverman@nbc.com

                               NBC INTERNET, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          Three Months Ended                   Year Ended
                                                             December 31,                     December 31,
                                                    -------------------------------   ------------------------------
                                                         1999            1998             1999            1998
                                                    ---------------- --------------   --------------  --------------
Net revenue:
   Advertising.....................................  $  22,029       $  8,107         $  58,401       $  15,975
   E-commerce......................................      5,252          2,262            15,628           6,174
                                                    ---------------- --------------   --------------  --------------
Total net revenue..................................     27,281         10,369            74,029          22,149

Cost of net revenue................................      9,217          5,896            31,243          17,802
                                                    ---------------- --------------   --------------  --------------
Gross profit......................................      18,064          4,473            42,786           4,347

Operating expenses:
   Operating and development.......................      6,331          3,245            19,112          10,140
   Sales and marketing.............................     16,720          8,433            51,044          18,864
   General and administrative......................      8,163          4,804            26,907          13,794
   Promotion and advertising provided by NBC.......     39,656         10,576            72,606          14,060
   Amortization of deferred  compensation..........      1,377            465             5,079           1,576
                                                    ---------------- --------------   --------------  --------------
Total operating expenses...........................     72,247         27,523           174,748          58,434
                                                    ---------------- --------------   --------------  --------------
Loss from operations..............................     (54,183)       (23,050)         (131,962)        (54,087)

Other income (expense):
   Interest income.................................      4,782            114            10,995             187
   Interest expense...............................      (1,786)        (1,684)           (3,001)         (1,704)
                                                    ---------------- --------------   --------------  --------------
Pro forma net loss................................   $ (51,187)      $(24,620)        $(123,968)      $ (55,604)
                                                    ================ ==============   ==============  ==============

Pro forma net loss per share - basic and diluted..   $   (1.64)      $  (1.21)        $   (6.08)      $   (5.30)
                                                    ================ ==============   ==============  ==============

Number of shares used in pro forma per share
        calcuation - basic and diluted............      31,249         20,407            20,386          10,489
                                                    ================ ==============   ==============  ==============

Note: Certain prior year balances have been reclassified to conform with current year presentation.

This pro forma statement of operations information for the three and twelve months ended December 31, 1999 and 1998 is for illustrative purposes only and is not prepared in accordance with generally accepted accounting principles. It combines the operating results of Xoom.com, Snap! LLC, and the NBC Multimedia Division (which consists of NBC.com, NBC-IN.com, and VideoSeeker) as if they had been combined as of the beginning of the periods presented.

This pro forma statement of operations excludes the following items:

(i) acquisition-related amortization of intangible assets and purchased in-process research and development charges of $28.0 million and $38.4 million for the three and twelve month periods ended December 31, 1999, respectively, and $0.8 million and $2.6 million for the three and twelve month periods ended December 31, 1998, respectively;

(ii) a one-time restructuring charge of $17.8 million for the three and twelve month periods ended December 31, 1999. Both one-time charges were incurred in connection with the merger of Xoom.com, Inc., Snap! LLC, and the NBC Multimedia Division;

(iii) historical advertising revenues of $1.4 million and $10.0 million for the three and twelve month periods ended December 31, 1999, respectively, and $1.8 million and $5.1 million for the three and twelve month periods ended December 31, 1998, respectively. Such revenues were earned from the receipt of equity instruments in connection with the NBC Multimedia Division's outsourcing agreements; and

(iv) historical advertising revenues of $0.3 million earned by MightyMail Networks, Inc, Paralogic Software Corporation, and LiquidMarket LLC in the year ended December 31, 1999 prior to each of their respective acquisition dates, and $0.9 million earned by MightyMail Networks, Inc, Paralogic Software Corporation, LiquidMarket LLC, Global Bridges Technologies, Inc, Paralogic Corporation, and Pagecount, Inc. for the twelve months ended December 31, 1998 prior to each of their respective acquisition dates.

                             NBC INTERNET, INC.
           GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   Three Months Ended                    Year Ended
                                                                      December 31,                      December 31,
                                                             -------------------------------   -------------------------------
                                                                  1999            1998              1999            1998
                                                             --------------- ---------------   ---------------  --------------
                                                              (unaudited)     (unaudited)       (unaudited)
Net revenue:
   Advertising.............................................      $ 10,426         $ 1,191          $ 19,953        $  2,144
   E-commerce..............................................         5,252           2,262            15,628           6,174
                                                             --------------- ---------------   ---------------  --------------
Total net revenue..........................................        15,678           3,453            35,581           8,318

Cost of net revenue........................................         6,226           2,147            16,800           4,927
                                                             --------------- ---------------   ---------------  --------------
Gross profit...............................................         9,452           1,306            18,781           3,391

Operating expenses:
   Operating and development................................        3,694           1,050             7,674           2,939
   Sales and marketing......................................        9,646             934            21,952           2,393
   General and administrative...............................        4,636           1,208            11,482           3,366
   Promotion and advertising provided by NBC................       16,858               -            16,858               -
   Amortization of deferred compensation....................          467             305               962           1,416
   Purchased in-process research and development............            -               -             2,603             790
   Amortization of intangible assets........................       27,986             756            35,822           1,843
   Non-recurring charges....................................       17,801               -            17,801               -
                                                             --------------- ---------------   ---------------  --------------
Total operating expenses....................................       81,088           4,253           115,154          12,747
                                                             --------------- ---------------   ---------------  --------------
Loss from operations........................................      (71,636)         (2,947)          (96,373)         (9,356)

Other income (expense):

   Interest income..........................................        4,750             151            10,963             187
   Interest expense.........................................       (1,331)           (116)           (1,421)           (135)
   Interest expense related to warrant......................            -          (1,494)                -          (1,494)
                                                             --------------- ---------------   ---------------  --------------

Net loss....................................................     $(68,217)        $(4,406)         $(86,831)       $(10,798)
                                                             =============== ===============   ===============  ==============

Net loss per share - basic and diluted......................     $  (2.18)        $ (0.44)         $  (4.26)       $  (1.37)
                                                             =============== ===============   ===============  ==============

Number of shares used in per share
        calcuation - basic and diluted......................       31,249           9,968            20,386           7,879
                                                             =============== ===============   ===============  ==============

Note: Certain prior year balances have been reclassified to conform with current year presentation.

                        NBC INTERNET, INC.
              CONDENSED CONSOLIDATED BALANCE SHEETS
                          (IN THOUSANDS)

                                                                       December 31,            December 31,
                                                                          1999                     1998
                                                                   --------------------     -------------------
ASSETS                                                                 (unaudited)
Current assets:
   Cash, cash equivalents & marketable securities................   $   166,011               $  56,575
   Accounts receivable, net......................................        17,223                   1,368
   Inventories...................................................           461                     322
   Note receivable from NBC, current portion.....................        78,288                       -
   Other current assets..........................................        46,346                     308
                                                                   --------------------     -------------------
Total current assets.............................................       308,329                  58,573

Fixed assets, net................................................        18,096                   2,071
Intangible assets, net...........................................     1,759,473                   5,517
Marketable securities, including restricted cash of $8,990.......        27,035                       -
Long-term note receivable from NBC, less current portion.........       261,712                       -
Other assets.....................................................       119,451                     713
                                                                   --------------------     -------------------

Total assets.....................................................   $ 2,494,096               $  66,874
                                                                   ====================     ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and other accrued liabilities................   $   50,452                $  4,294
   Notes payable, current portion................................          155                   1,276
   Amounts due to related parties, current portion...............       41,792                       -
   Deferred revenue..............................................       18,943                     443
                                                                   --------------------     -------------------
Total current liabilities........................................      111,342                   6,013

   Convertible notes payable due to NBC and its affiliates.......      370,000                       -
   Long-term obligations, less current portion...................       12,970                     528
                                                                   --------------------     -------------------
Long-term liabilities............................................      382,970                     528

Stockholders' equity:
   Common stock..................................................    2,100,111                  75,606
   Accumulated other comprehensive income........................        4,994                       -
   Deferred compensation.........................................       (4,121)                   (904)
   Accumulated deficit...........................................     (101,200)                (14,369)
                                                                   --------------------     -------------------
Total stockholders' equity.......................................    1,999,784                  60,333
                                                                   --------------------     -------------------

Total liabilities and stockholders' equity.......................   $ 2,494,096               $  66,874
                                                                   ====================     ===================

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